Exhibit 99.3
Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$94	$169		$257	$105
2	Pinnacle West Energy	—	—	—		—	80
3	APS Energy Services	1	—	(2)		(1)	2
4	SunCor	21	8	17		47	21
5	El Dorado	(1)	—	—		(2)	(1)
6	Parent Company	(3)	9	—		6	(99)

7	Income From Continuing Operations	12	111	184	—	307	108

8	Income (Loss) From Discontinued Operations — Net of Tax	—	1	—		2	46
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$12	$112	$184	$—	$309	$154

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$(0.06)	$0.95	$1.69		$2.57	$0.98
12	Pinnacle West Energy	—	—	—		—	0.83
13	APS Energy Services	0.01	—	(0.02)		(0.01)	0.02
14	SunCor	0.21	0.08	0.17		0.47	0.20
15	El Dorado	(0.01)	—	—		(0.02)	(0.01)
16	Parent Company	(0.03)	0.08	—		0.06	(1.03)

17	Income From Continuing Operations	0.12	1.11	1.84	—	3.07	0.99

18	Income (Loss) From Discontinued Operations — Net of Tax	0.01	0.02	—		0.03	0.49
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.13	$1.13	$1.84	$—	$3.10	$1.48

21	BOOK VALUE PER SHARE	$32.37	$33.08	$34.07 *		$34.07 *	(1.74)

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,449	99,640	99,973		99,723	3,968
23	End of Period	99,187	99,284	99,648		99,648	767

*	Estimate
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$202	$337	$490		$1,029	$157
25	Business	233	333	371		937	139

26	Total retail	435	670	861	—	1,966	296
	Wholesale revenue on delivered electricity
27	Traditional contracts	6	7	12		25	8
28	Off-system sales	12	22	—		34	14
29	Transmission for others	6	6	7		19	(2)
30	Other miscellaneous services	7	8	7		22	1

31	Total regulated operating electricity revenues	466	713	887	—	2,066	317

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	85	90	85		259	(8)

33	Total operating electric revenues	$551	$803	$972	$—	$2,325	$309

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,419	3,284	4,720		10,423	718
35	Business	3,199	3,971	4,222		11,392	566

36	Total retail	5,618	7,255	8,942	—	21,815	1,284
	Wholesale electricity delivered
37	Traditional contracts	215	181	321		717	93
38	Off-system sales	927	270	300		1,497	687
39	Retail load hedge management	90	515	622		1,227	(1,251)

40	Total regulated electricity	6,850	8,221	10,185	—	25,256	813

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	3,891	3,862	4,841		12,594	(5,738)

42	Total electric sales	10,741	12,083	15,026	—	37,850	(4,925)

See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$173	$169	$175		$173	$173
44	Deferred fuel and purchased power costs — current period	13	78	134		225	83
45	Interest on deferred fuel	1	3	2		6	5
46	Amounts recovered through revenues	(18)	(75)	(102)		(195)	(195)

47	Deferred fuel and purchased power regulatory asset — ending balance	$169	$175	$209	$—	$209	$66

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$11	$17	$8		$36	$3
49	Mark-to-market reversals on realized sales (a) (b)	(1)	(1)	(1)		(3)	2
50	Change in mark-to-market value of forward sales	1	—	(3)		(2)	(26)

51	Total gross margin	$11	$16	$4	$—	$31	$(21)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$(2)	$11	$5		$15	$(38)
53	APS	10	2	(3)		8	17
54	Pinnacle West Energy	—	—	—		—	(5)
55	APS Energy Services	3	3	2		8	5

56	Total gross margin	$11	$16	$4	$—	$31	$(21)

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2006, Pinnacle West had accumulated net mark-to-market gains of $40 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $8 million; 2007, $17 million; and 2008, $15 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the third quarter of 2006. A $1 million realized gain is included in the $8 million on line 48 for the third quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	930,799	930,402	935,523		932,241	40,819
58	Business	113,570	114,803	116,009		114,794	4,094

59	Total	1,044,369	1,045,205	1,051,532	—	1,047,035	44,913
60	Wholesale customers	75	76	76		76	(2)

61	Total customers	1,044,444	1,045,281	1,051,608	—	1,047,111	44,911

62	Customer growth (% over prior year)	4.5%	4.6%	4.4%		4.5%	0.3%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

63	Residential	2,514	3,105	4,776		10,395	630
64	Business	3,252	3,926	4,232		11,410	539

65	Total	5,766	7,031	9,008	—	21,805	1,169

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,763	3,530	5,045		11,181	294
67	Business	30,444	34,590	36,394		99,238	1,443

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,700	3,337	5,105		11,151	197
69	Business	28,636	34,194	36,477		99,395	1,193

	ELECTRICITY DEMAND (MW)

70	System peak demand	4,205	6,624	7,652		7,652	652
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,720	1,198	2,202		5,120	(893)
72	Coal	3,083	3,182	3,574		9,839	237
73	Gas, oil and other	1,323	2,000	2,433		5,756	(565)

74	Total generation production	6,126	6,380	8,209	—	20,715	(1,221)

	Purchased power
75	Firm load	365	1,740	1,962		4,067	1,012
76	Marketing and trading	4,759	4,546	5,607		14,912	(4,699)

77	Total purchased power	5,124	6,286	7,569	—	18,979	(3,687)

78	Total energy sources	11,250	12,666	15,778	—	39,694	(4,908)

	POWER PLANT PERFORMANCE
	Capacity Factors
79	Nuclear	71%	49%	88%		69%	(14)%
80	Coal	83%	84%	94%		87%	1%
81	Gas, oil and other	18%	28%	34%		26%	(3)%
82	System average	46%	48%	61%		51%	(3)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	306	553	97		119	(44)
84	Coal	257	184	62		62	(100)
85	Gas	201	117	109		53	(119)

86	Total	764	854	268	—	234	(203)

(a)	Includes planned and unplanned outages
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$53.78	$54.63	$65.89		$58.10	$(2.57)
88	SP15	$58.34	$55.39	$71.89		$61.87	$(2.83)
	Off-Peak
89	Palo Verde	$41.92	$28.38	$38.45		$36.25	$(4.56)
90	SP15	$44.79	$27.73	$43.94		$38.82	$(5.10)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	43	1,740	2,455		4,238	83
92	Heating degree-days	464	4	—		468	10
93	Average humidity	28%	18%	33%		26%	(9)%
	10-Year Averages
94	Cooling degree-days	99	1,547	2,541		4,187	—
95	Heating degree-days	514	31	—		545	—
96	Average humidity	41%	23%	33%		32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	8,716	8,883	4,397		21,996	(8,373)
98	Multi-family	2,887	2,976	2,031		7,894	2,470

99	Total	11,603	11,859	6,428	—	29,890	(5,903)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	5.6%	4.8%	4.7%		5.1%	(0.3)%
101	Unemployment rate (%, seasonally adjusted)	4.4%	4.3%	4.2%		4.3%	(0.4)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended August 31, 2006.
See Glossary of Terms